Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2018	Dec. 31, 2017
Notes to Financial Statements
14. Subsequent Events

In accordance with ASC 855-140, Subsequent Events, the Company analyzed its operations subsequent to June 30, 2018, through the date the financial statements were available to be issued and has determined that there are no material subsequent events to disclose in these financial statements other than the following.

Subsequent to June 30, 2018 the company issued 108,348,127 shares of common stock for conversion of approximately $69,000 of its convertible debt.

Effective as of July 5, 2018, the Company’s Board of Directors and Majority Stockholder approved and adopted the Amended and Restated Articles of Incorporation of the Company to, (i) change the name of the Company to “Cruzani, Inc.”; and (ii) change the ticker symbol of the Company to a symbol approved by FINRA.

a)	Subsequent to year end the deposit due to Tru-Food was paid in full.

b)	Subsequent to year end Adar Bays converted $11,159.39 of principal into 11,702,490 shares of common stock. In Addition, GW holdings, also converted $16,000.00 in principal into 29,023,731 shares of common stock

c)	On January 4th 2018, the Company issued a convertible note payable of $25,000. The note bears interest at an annual rate of 10% per annum, is uncollateralized, and matures 1 year after the date of issuance. Monthly payment are required beginning on the maturity date. The note becomes convertible September 13, 2018.

d)

On January 14th 2018 the Company issued a convertible note payable of $25,000. The note bears interest at an annual rate of 10% per annum, is uncollateralized and and matures 1 year after the date of issuance. Monthly payment are required beginning on the maturity date. The note becomes convertible September 13, 2018.

e)	Refer to 8K’s filed subsequent to year end.

f)	Subsequent to year end the articles were amended to increase the authorized to 1 billion.